SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Soliciting Material under Rule 14a-12

WILHELMINA INTERNATIONAL, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WILHELMINA INTERNATIONAL, INC.
Two Lincoln Centre

5420 Lyndon B Johnson Freeway

Box #25

Dallas, TX 75240

April 28, 2025

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. The Annual Meeting will be held on Monday, June 9, 2025, at 4:00 p.m., local time, at Two Lincoln Centre #1100 5420 LBJ Freeway, Dallas, Texas 75240.

We describe in detail the actions we expect to submit to a vote of stockholders at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option before it is exercised at the Annual Meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Wilhelmina International, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark E. Schwarz
Chairman of the Board
and Executive Chairman

WILHELMINA INTERNATIONAL, INC.
Two Lincoln Centre

5420 Lyndon B Johnson Freeway

Box #25

Dallas, TX 75240

_________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2025

To the Stockholders of Wilhelmina International, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Wilhelmina International, Inc. (the “Company”), will be held on Monday, June 9, 2025, at 4:00 p.m., local time, at Two Lincoln Centre #1100, 5420 LBJ Freeway, Dallas, Texas 75240, for the following purposes:

1.	To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	To ratify the appointment of Bodwell Vasek Wells DeSimone LLP as the Company’s independent registered public accounting firm for fiscal year 2025;

3.	To approve the amendments to the Company’s Amended and Restated Articles of Incorporation to effect a 1 for 1,000 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a 1,000 for 1 forward stock split of the Company Common Stock (the “Reverse / Forward Stock Split Proposal”); and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Stockholders of record at the close of business on April 22, 2025, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. Whether or not you plan to attend the meeting, please sign, date, and return the enclosed proxy card or voting instruction card in the envelope provided OR submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. If you attend the meeting, you may revoke your proxy and vote in person.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Mark E. Schwarz
Chairman of the Board
and Executive Chairman

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to
Be Held on June 9, 2025

The 2025 Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2024 are available at www.proxyvote.com.

WILHELMINA INTERNATIONAL, INC.
Two Lincoln Centre

5420 Lyndon B Johnson Freeway

Box #25

Dallas, TX 75240

_________________________________

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 9, 2025

This Proxy Statement is furnished by the Board of Directors (the “Board”) of Wilhelmina International, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), in connection with the Board’s solicitation of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Two Lincoln Centre #1100, 5420 LBJ Freeway, Dallas, Texas 75240, at 4:00 p.m., local time, on Monday, June 9, 2025, or at any adjournment or postponement thereof. This Proxy Statement is first being sent or given to stockholders beginning on or around April 28, 2025.

Questions and Answers About the Annual Meeting and Voting

Q:	Why did I receive this Proxy Statement?

A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on April 22, 2025, the record date for the Annual Meeting (the “Record Date”) and are entitled to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the background and compensation of our directors and executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

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Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation (the “Transfer Agent”), you are considered, with respect to those shares, the “stockholder of record.” This Proxy Statement, our 2024 Annual Report on Form 10-K (the “2024 Annual Report”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This Proxy Statement and the 2024 Annual Report have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet. You may not vote these shares in person at the Annual Meeting unless you obtain a proxy from the broker, bank, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following matters:

•	Election of four directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	Ratification of selection of Bodwell Vasek Wells DeSimone LLP as the Company’s independent registered public accounting firm for fiscal year 2025;

•	To approve the amendments to the Company’s Amended and Restated Articles of Incorporation to effect a 1 for 1,000 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a 1,000 for 1 forward stock split of the Company Common Stock (the “Reverse / Forward Stock Split Proposal”).

•	The transaction of such other business as may properly be brought before the Annual Meeting.

The Board recommends a vote “FOR” the election of each of its director nominees, “FOR” the ratification Bodwell Vasek Wells DeSimone LLP as the Company’s independent registered public accounting firm for fiscal year 2025, and “FOR” the approval of the Reverse / Forward Stock Split Proposal.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	By proxy card or voting instruction card. Be sure to complete, sign, and date the card and return it in the prepaid envelope.

•	By telephone or the Internet. This is allowed if you are a beneficial owner of shares and your broker, bank, or nominee offers this alternative.

•	In person at the Annual Meeting. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a proxy from your broker, bank, or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

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Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or nominee. You may also vote in person at the Annual Meeting if you obtain a proxy from your broker, bank, or nominee. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted, in accordance with the Board’s recommendation, “FOR” the election of each of its director nominees, “FOR” the ratification of Bodwell Vasek Wells DeSimone LLP as the Company’s independent registered public accounting firm for fiscal year 2025, and “FOR” the Reverse / Forward Stock Split Proposal.

Q:	Can my broker vote my shares for me?

A:	Brokers and nominees who have record ownership of shares held in “street name” (i.e., for account holders who are the beneficial owners of the shares) have the discretion to vote such shares on routine matters, but not on other matters. Because brokers do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers, any proxies submitted by brokers who do not vote are counted as present for the purpose of determining the existence of a quorum (“broker non-votes”) but not for any other purpose.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a broker, bank, or nominee), your shares will not be voted.

If your shares are held in street name and you do not provide voting instructions to your broker, bank, or nominee, your broker, bank, or nominee may nonetheless submit a proxy reflecting a “broker non-vote” for any routine matters to be presented at the Annual Meeting. The vote on the ratification of the Company’s independent auditors at this year’s Annual Meeting constitutes a “routine” matter for the approval of stockholders; therefore, broker non-votes will not be voted on any matters considered at the Annual Meeting, but they will be counted towards achieving a quorum.

Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the vote on the ratification of our independent auditors and the Reverse / Forward Stock Split Proposal, you may vote “FOR,” “AGAINST,” or “ABSTAIN”.

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Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. You may not cumulate your votes. Thus, a stockholder is not entitled to cumulate votes and cast them all for any single nominee or to spread votes, so cumulated, among more than one nominee. Directors will be elected by a plurality of the votes cast at the Annual Meeting.

For all other matters to be brought before the meeting, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote and represented in person or by proxy at the Annual Meeting (excluding broker non-votes) will decide the question.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of Common Stock of the Company that you hold. As of the Record Date, there were 4,919,844 shares of Common Stock issued and outstanding.

Q:	What happens if a director nominee does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of any nominee who does not stand. We have no reason to expect that any nominee will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the items of business described in this Proxy Statement, we are not aware of any other business to be brought before the Annual Meeting. If you grant a proxy, the person named as proxy holder will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A majority of the 4,919,844 shares of our common stock issued and outstanding as of the Record Date, represented in person or by proxy, constitutes a quorum at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be postponed or adjourned from time to time until a quorum is obtained.

Q:	How can I attend and vote my shares in person at the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, or nominee (i.e., in street name), you may be required to provide evidence of your ownership (such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, or nominee, or other similar evidence of ownership) in order to be admitted to the Annual Meeting.

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Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a proxy from the broker, bank, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you hold shares beneficially in street name with a broker, bank, or nominee, please follow the voting instructions provided by your broker, bank, or nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (a) as necessary to meet applicable legal requirements, (b) to allow for the tabulation of votes and certification of the vote, and (c) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Q:	How may I obtain a copy of the 2024 Annual Report and other financial information?

A:	A copy of the 2024 Annual Report is enclosed. Stockholders may request another free copy of the 2024 Annual Report and other financial information by contacting us at:

Wilhelmina International, Inc.
Two Lincoln Centre

5420 Lyndon B Johnson Freeway

Box #25

Dallas, TX 75240

Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2024 Annual Report and other financial information at www.wilhelmina.com/investor-relations/.

We will also furnish any exhibit to the 2024 Annual Report if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov.

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Q:	What if I have questions for the Transfer Agent?

A:	Please contact the Transfer Agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Securities Transfer Corporation
2901 N. Dallas Parkway, Suite 380
Plano, Texas 75093
Phone: (469) 633-0101

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact us at:

Wilhelmina International, Inc.
Two Lincoln Centre

5420 Lyndon B Johnson Freeway

Box #25

Dallas, TX 75240

Attention: Corporate Secretary

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Proposals to be voted on at the annual meeting

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

There are four nominees for election to the Board at the Annual Meeting to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. All of the nominees currently serve as directors of the Company. Proxies may not be voted with respect to more than four individuals in the election of directors at the Annual Meeting.

Except where authority to vote for a director has been withheld, the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of the nominees and may be voted for a substitute nominee in place of the nominee who did not stand. We have no reason to expect that any of the nominees will not stand for election. The election of directors will be determined by a plurality of the shares voted at the Annual Meeting.

The Board recommends a vote “FOR” election of each nominee below.

Nominees for Election to the Board

The following table sets forth information regarding the nominees for election to the Board at the Annual Meeting.

Name	Age	Positions with the Company
Mark E. Schwarz	64	Director and Executive Chairman
James A. Dvorak	55	Director
Aimee J. Nelson	47	Director
Mark E. Pape	74	Director

Mark E. Schwarz

Mr. Schwarz has served as a director and Chairman of the Board since 2004, and as Executive Chairman since 2012.  Mr. Schwarz was the Company’s Chief Executive Officer from 2007 to 2012.  Since 1993, Mr. Schwarz has indirectly controlled Newcastle Partners, L.P. (“Newcastle LP”), a private investment firm, and served as the Chairman, Chief Executive Officer and Portfolio Manager of its general partner, Newcastle Capital Management, L.P. (“NCM”). Mr. Schwarz presently serves as Chairman of the boards of directors of Hallmark Financial Services, Inc., a specialty property and casualty insurance company, and Rave Restaurant Group, Inc., an operator and franchisor of pizza restaurants. He also serves as a director of various privately held companies. The Board believes that Mr. Schwarz should serve as a director of the Company due to his extensive business and investment expertise, broad director experience, and significant direct and indirect shareholdings in the Company. (See, Security Ownership of Certain Beneficial Owners and Management.)

James A. Dvorak

Mr. Dvorak has served as a director since 2011.  Since 2017, Mr. Dvorak has been Senior Vice-President - Investments at Hallmark Financial Services, Inc., a specialty property and casualty insurance company. Mr. Dvorak served as an investment professional with NCM from 2008 to March 2020, including as a Managing Director (2012 to 2020) and Vice President (2008 to 2012). Mr. Dvorak previously served as an investment professional with Dallas-based Falcon Fund Management (2006 to 2007) and Irving, Texas-based Fagan Capital (1999 to 2006). Previously, Mr. Dvorak was with Koch Industries, a diversified energy, chemicals and materials provider, as Chief Financial Officer of a business unit and as a board member of a Koch affiliate. Mr. Dvorak has additional experience as a management consultant with Booz Allen & Hamilton in Chicago, Illinois. The Board believes that Mr. Dvorak should serve as a director of the Company due to his experience as a business executive, professional investor and management consultant, including expertise in strategic planning, business development, and financial and operational analysis.

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Aimee J. Nelson

Ms. Nelson has served as a director of the Company since June 2022. Since 2020, Ms. Nelson has provided various clients with financial and strategic consulting services through her firm, AJAY Ventures. From January 2020 to June 2020, she was the Chief Financial Officer of Cuisine Global, a plant-based food and lifestyle company. From 2014 to 2018, Ms. Nelson was a Managing Director at Fifth Third Bank, a national bank, where she oversaw a portfolio of corporate lending clients. From 2012 to 2014, she was a consultant to Wild Oats, LLC, a development stage company funded by Yucaipa Companies, overseeing the formation of a joint venture with Daymon Worldwide to launch products through global retail chains. From 2010 to 2011, Ms. Nelson was a finance consultant to Key Development, LLC, a family office. From 1999 to 2010, she worked in various capacities at national banks, including JPMorgan Chase, Compass Bank, Wachovia Bank and Park Cities Bank. Ms. Nelson serves as a director of LuxUrban Hotels, Inc. (formerly CorpHousing Group Inc.), a publicly traded company engaged in the short-term rental of individual and multi-family housing units to guests across major metropolitan cities in the United States. The Board believes that Ms. Nelson should serve as a director of the Company due to her experience as a business executive, including in strategic planning and financial analysis.

Mark E. Pape

Mr. Pape has served as a director since 2011.  Since September 2021, he has served as the Chief Financial Officer of Factory Intelligent Solutions, LLP, the privately-owned parent company of LossExpress, LLP, the provider of total claims loss software solutions for auto insurers. Previously, he had served as the Chairman of the boards of directors of H2Options, Inc., a water conservation design/installation firm, since 2009, and U.S. Rain Group, Inc., a private equity company investing in water conservation opportunities, since 2013.  U.S. Rain Group, Inc. acquired H2Options, Inc. in 2013. He is also currently a director of Hallmark Financial Services, Inc., a specialty property and casualty insurance company. He served as the Chief Financial Officer of Oryon Technologies, Inc., a lighting technology company, from 2010 to 2014, and as a director from May 2012 to January 2014.   Mr. Pape served as a partner at Tatum LLC, an executive services firm, from 2008 to 2009.  From 2005 to 2007, he served as Executive Vice President and Chief Financial Officer at Affirmative Insurance Holdings, Inc., a property/casualty insurance company specializing in non-standard automobile insurance and served on its board of directors and audit committee from 2004 to 2005.  Mr. Pape served as the Chief Financial Officer of HomeVestors of America, Inc., a franchisor of home acquisition services, during 2005; as President and Chief Executive Officer of R.E. Technologies, Inc., a provider of software tools to the housing industry, from 2002 to 2005; as Senior Vice President and Chief Financial Officer of LoanCity.com, a start-up e-commerce mortgage bank, from 1999 to 2001; as Vice President-Planning for Torchmark Corporation, a life/health insurance holding company, from 1998 to 1999; as Senior Vice President and Chief Financial Officer of United Dental Care, Inc., a dental benefits insurance company, from 1995 to 1997; and as Executive Vice President and Chief Financial Officer of American Income Holding, Inc., a life insurance company, from 1991 to 1994. Previously, Mr. Pape was engaged in investment banking from 1979 to 1991 with First City National Bank of Houston, Merrill Lynch Capital Markets Group, the First Boston Corporation and then Bear, Stearns & Co. He began his career in 1974 as an auditor with KPMG LLP. He is a certified public accountant licensed in Texas. The Board believes that Mr. Pape should serve as a director due to his leadership and operational skills developed as a business executive, his background in finance and financial services, and his experience as a director of both private and public companies.

Family Relationships

There are no family relationships between any of the Company’s directors and executive officers.

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PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Bodwell Vasek Wells DeSimone LLP (“BVWD”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Although the selection of BVWD does not require ratification, the Board has directed that the appointment of BVWD be submitted to stockholders for ratification due to the significance of their appointment to the Company. If stockholders do not ratify the appointment of BVWD as the Company’s independent registered public accounting firm, the Audit Committee will consider the appointment of other certified public accountants. Representatives of BVWD are expected to be present at the Annual Meeting, to be available to respond to appropriate questions or to have an opportunity to make a statement.

The Board recommends a vote “FOR” ratifying the selection of Bodwell Vasek Wells DeSimone LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

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PROPOSAL NO. 3:

REVERSE/FORWARD STOCK SPLIT PROPOSAL

At the Annual Meeting, you will also be asked to consider and vote upon proposals to amend the Company’s Amended and Restated Articles of Incorporation (our “Charter”), to effect a 1-for-1,000 reverse stock split of the Company’s Common Stock (the “Reverse Stock Split”). Immediately following the Reverse Stock Split, the Company will then effect a 1,000-for-1 forward stock split of the Company’s Common Stock (the “Forward Stock Split,” and, together with the Reverse Stock Split, the “Reverse/Forward Stock Split” and, together, the “Reverse/Forward Stock Split Proposal”).

Fractional shares will not be issued in connection with the Reverse Stock Split if it would result in a stockholder owning less than one whole share of Company Common Stock immediately following the Reverse Stock Split. If our stockholders approve this proposal at the Annual Meeting and the Reverse/Forward Stock Split is completed, stockholders who hold fewer than 1,000 shares of Company Common Stock immediately prior to the Reverse Stock Split shall be paid in cash (without interest) an amount equal to such number of shares of Company Common Stock held multiplied by the average of the closing sales prices of the Company Common Stock for the five consecutive trading days immediately preceding the Effective Date of the Reverse Stock Split (the “Reverse Split Payment”).

If approved by the stockholders, the Reverse/Forward Stock Split will become effective on such date as may be determined by our Board upon the filing and effectiveness of the necessary amendments to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Delaware (which we refer to as the “Effective Date”). The proposed amendments to our Amended and Restated Articles of Incorporation necessary to effect the Reverse Stock Split and the Forward Stock Split immediately after the Reverse Stock Split are attached hereto in their substantially final form as Annex A and Annex B, respectively.

Even if approved by the stockholders, our Board retains the authority to abandon the Reverse/Forward Stock Split for any reason at any time prior to the Effective Date. Thus, following stockholder approval, the Board may, at its discretion, cause the filing of the amendments to effect the Reverse/Forward Stock Split or abandon the amendments and not effect the Reverse/Forward Stock Split if it determines that any such action is or is not in the best interests of the Company and its stockholders. The Board’s decision as to whether and when to effect the Reverse/Forward Stock Split will be based on a number of factors, including market conditions, and existing and expected trading prices for our Company Common Stock.

The Reverse/Forward Stock Split is not a “going private” transaction and is not being proposed in anticipation of a “going private” transaction. However, no assurance can be given that the Company will not pursue a “going private” transaction in the future.

The Board unanimously recommends that you vote “FOR” the Reverse/Forward Stock Split Proposal.

Background and Purpose of the Reverse/Forward Stock Split

Management has from time to time updated our Board on the then current and anticipated costs related to administering the Company’s stockholder accounts, including transfer agent and administration fees and printing and postage costs associated with the mailing of proxy materials and annual reports to each stockholder. Our Board has evaluated the appropriateness and fairness to the Company’s stockholders of a transaction in the form of a Reverse/Forward Stock Split, which could create future cost savings for the Company related to the administration of its stockholder accounts.

We expect to benefit from cost savings as a result of the Reverse/Forward Stock Split, as the cost of administering each registered stockholder’s account is the same regardless of the number of shares held in that account. Therefore, our costs to maintain small accounts are disproportionately high when compared to the total number of shares involved. It is expected that the total cost of administering stockholder accounts will be reduced if the Reverse/Forward Stock Split is completed.

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In addition to reducing administrative costs, the Reverse/Forward Stock Split will also provide stockholders holding fewer than 1,000 shares of Company Common Stock with a cost-effective way to cash out their investments, because we will pay all transaction costs such as brokerage or service fees in connection with the Reverse/Forward Stock Split. Otherwise, stockholders with small holdings would likely incur brokerage fees which may be disproportionately high relative to the market value of their shares if they wanted to sell their Company Common Stock. The Reverse/Forward Stock Split will eliminate these problems for stockholders holding fewer than 1,000 shares of Company Common Stock.

After discussion of the matter with the input of management and legal counsel, and consideration of the advisability of the Reverse/Forward Stock Split in the context of the totality of the circumstances, our Board determined that it is fair to the stockholders of the Company, from a financial point of view, and in the best interests of us and our stockholders, including stockholders owning fewer than 1,000 shares of Company Common Stock who would be cashed-out in connection with the Reverse Stock Split and stockholders owning 1,000 or more shares of Company Common Stock who would continue as owners of the Company. Consummation of the Reverse/Forward Stock Split is conditioned on the approval of stockholders of the Company holding a majority of the issued and outstanding shares of Company Common Stock. In addition, the effectuation of the Reverse/Forward Stock Split is further conditioned on our Board’s consideration of the totality of the circumstances.

Effect of the Reverse/Forward Stock Split on Our Stockholders

If you are a stockholder holding fewer than 1,000 shares of Company Common Stock immediately prior to the Reverse Stock Split, you will no longer be a stockholder immediately following the effectiveness of the Reverse Stock Split:

•	You will not receive fractional shares of Company Common Stock as a result of the Reverse Stock Split.
•	Instead of receiving fractional shares, you will receive a Reverse Split Payment.
•	You will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the shares.
•	You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Stock Split.
•	Following the time that we effect the Reverse Stock Split, you will receive a Reverse Split Payment in accordance with the procedures described below.
•	All amounts owed to you will be subject to applicable federal and state income tax and state abandoned property laws.
•	You will not receive any interest on cash payments owed to you as a result of the Reverse Stock Split.
•	You will no longer be entitled to vote as a stockholder of ours.
•	You will no longer be entitled to share in any earnings or dividends of ours.
•	You will no longer be entitled to the receipt of proxy statements or other information provided by us to our stockholders.

If you are a stockholder holding more than 1,000 shares of Company Common Stock immediately prior to the Reverse Stock Split, the Reverse/Forward Stock Split will not effect the number of Shares you hold:

•	The number of shares owned by stockholders with more than 1,000 shares of Company Common Stock prior to the Reverse Stock Split will not change as a result of the Reverse/Forward Stock Split.
•	For the brief period between the effectiveness of the Reverse Stock Split and the Forward Stock Split, you will hold a fractional share of Company Common Stock as a result of the Reverse Stock Split; however, you will not receive a Reverse Split Payment for that fractional share, because that fractional share amount will instead be converted, upon the effectiveness of the Forward Stock Split into the exact amount of shares of Company Common Stock you held prior to the effectiveness of the Reverse / Forward Stock Split.
•	While the number of your shares will not change, the elimination of fractional shares following the Reverse Split will reduce the total number of shares of Company Common Stock issued and outstanding; therefore, the percentage of your holdings will increase on a pro rata basis with all other holders of more than 1,000 shares of Company Common Stock prior to the Reverse Stock Split.
•	The Company will have less cash reserves as a result of the payment of the Reverse Split Payments.

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If you hold Book-Entry Shares:

Registered stockholders commonly hold their shares in book-entry form under the Direct Registration System for securities. These stockholders do not have stock certificates evidencing their ownership of Company Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If you are a stockholder receiving a Reverse Split Payment who holds registered shares in a book-entry account, you do not need to take any action to receive your Reverse Split Payment. A check will be mailed to you at your registered address as soon as practicable after the Effective Date. By signing and cashing this check, you will warrant that you owned the shares for which you received a Reverse Split Payment.

If you hold Shares in Street Name:

We expect that the Reverse/Forward Stock Split will treat stockholders holding Company Common Stock in street name or through a nominee (such as a bank or broker) and those persons holding shares of Company Common Stock as nominees for others in the same manner as stockholders whose shares are registered in their names on the books of the Company. Nominees will be advised that they may effect the Reverse/Forward Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees to be advised of any procedures such holders may need to follow in order to obtain the same treatment as registered stockholders or rights such holders may have to retain beneficial ownership of such shares.

Effect of the Reverse/Forward Stock Split on the Company

The Reverse/Forward Stock Split will not affect the public registration of the Company Common Stock with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Similarly, we do not expect the Reverse/Forward Stock Split will affect the continued quotation of the Company Common Stock on the OTCQX.

The number of shares of authorized Company Common Stock will not change as a result of the Reverse/Forward Stock Split; however, the number of shares of outstanding Company Common Stock will decrease as a result of the Reverse/Forward Stock Split. As a result of the Reverse/Forward Stock Split, the Company will make Reverse Split Payments

The effectuation of the Reverse/Forward Stock Split would not, by itself, affect our assets or business prospects. The par value of the Company Common Stock will remain at $0.01 per share after the Reverse/Forward Stock Split. If implemented, the Reverse/Forward Stock Split would not have any effect on our current dividend policy. Payment of future dividends, if any, will be at the discretion of our Board after taking into account various factors, including our financial condition, operating results, current and anticipated cash needs.

Determination of Payments

Stockholders who hold fewer than 1,000 shares of Company Common Stock immediately prior to the Reverse Stock Split will receive Reverse Split Payments. The amounts of the Reverse Split Payments shall be calculated by the Company in its sole discretion and such calculations shall be final and binding on all parties.

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U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of the consummation of the Reverse/Forward Stock Split generally applicable to U.S. Holders (as defined below) of the Company Common Stock and to us. This summary addresses only those U.S. Holders of Company Common Stock that have held, and will hold, their shares as capital assets. This summary does not discuss all aspects of U.S. federal income taxation which may be important to holders of Company Common Stock in light of their individual circumstances or that are subject to special rules (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, regulated investment companies or real estate investment trusts, partnerships or other flow-through entities for U.S. federal income tax purposes and their partners or members, holders who received Company Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, Company Common Stock as part of a straddle, hedging, or conversion transaction for U.S. federal income tax purposes, or persons subject to special tax accounting rules as a result of any item of gross income with respect to our Company Common Stock being taken into account in an applicable financial statement). Further, this summary does not address the impact of the Medicare surtax on certain net investment income or the alternative minimum tax, or the U.S. federal estate or gift tax laws. The following summary is based upon U.S. federal income tax law, as currently in effect, which is subject to differing interpretations or change, possibly on a retroactive basis. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of counsel has been obtained in connection with the Reverse/Forward Stock Split. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each holder of Company Common Stock is advised to consult his or her tax advisor as to the particular facts and circumstances which might be unique to such holder, and also to any state, local, foreign, and other tax consequences of the Reverse/Forward Stock Split, in light of his or her specific circumstances.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our Company Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

U.S. Federal Income Tax Consequences for the Company

We believe that the Reverse/Forward Stock Split should be treated as a tax-free “recapitalization” for federal income tax purposes. Accordingly, we should not recognize any gain or loss as a result of the Reverse/Forward Stock Split.

U.S. Holders

U.S. Federal Income Tax Consequences to U.S. Holders Who Do Not Receive Payments in the Reverse/Forward Stock Split

If you (1) continue to hold Company Common Stock immediately after the Reverse/Forward Stock Split, and (2) receive no payment as a result of the Reverse/Forward Stock Split, you will not recognize any gain or loss in the Reverse/Forward Stock Split for U.S. federal income tax purposes, and you will have the same adjusted tax basis and holding period in your Company Common Stock as you had in such stock immediately prior to the Reverse/Forward Stock Split.

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U.S. Federal Income Tax Consequences to U.S. Holders Who Receive Payments in the Reverse/Forward Stock Split

If you receive cash as a result of the Reverse/Forward Stock Split, your tax consequences will depend on whether, in addition to receiving cash, you or a person or entity related to you continues to hold Company Common Stock immediately after the Reverse/Forward Stock Split, as explained below.

U.S Holders Who Exchange All of Their Company Common Stock for Cash as a Result of the Reverse/Forward Stock Split

If you (1) receive cash in exchange for a fractional share as a result of the Reverse/Forward Stock Split, (2) you do not continue to hold any Company Common Stock immediately after the Reverse/Forward Stock Split, and (3) you are not “related” to any person or entity that holds Company Common Stock immediately after the Reverse/Forward Stock Split, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your Company Common Stock and your aggregate adjusted tax basis in such Company Common Stock.

If you are related to a person or entity who continues to hold Company Common Stock immediately after the Reverse/Forward Stock Split, you will recognize gain in the same manner as set forth in the previous paragraph, provided that your receipt of cash either (1) is “not essentially equivalent to a dividend,” or (2) is a “substantially disproportionate redemption of stock,” as described below.

•	“Not Essentially Equivalent to a Dividend.” You will satisfy the “not essentially equivalent to a dividend” test if the reduction in your proportionate interest in the Company resulting from the Reverse/Forward Stock Split is considered a “meaningful reduction” given your particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will satisfy this test.

•	“Substantially Disproportionate Redemption of Stock.” The receipt of cash in the Reverse/Forward Stock Split will be a “substantially disproportionate redemption of stock” for you if the percentage of the outstanding shares of Company Common Stock owned by you immediately after the Reverse/Forward Stock Split is less than 80% of the percentage of shares of Company Common Stock owned by you immediately before the Reverse/Forward Stock Split and you own less than 50% of the outstanding shares of Company Common Stock after the Reverse/Forward Stock Split.

In applying these tests, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you. If the redemption of shares of Company Common Stock is not treated as capital gain under any of the tests, then the entire amount of the payment you receive for your shares will be treated first as ordinary dividend income to the extent of your ratable share of Company’s undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as capital gain.

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Stockholders Who Both Receive Cash and Continue to Hold Company Common Stock Immediately After the Reverse/Forward Stock Split

If you receive cash as a result of the Reverse/Forward Stock Split and continue to hold Company Common Stock immediately after the Reverse/Forward Stock Split, you generally will be subject to the same rules for determining tax treatment as described above, the same as if you constructively continue to hold shares of Company Common Stock. If you meet either the “not essentially equivalent to a dividend” test or the “substantially disproportionate redemption of stock” test, then you will recognize gain, but not loss, in an amount equal to the lesser of (1) the excess of the sum of aggregate fair market value of your shares of Company Common Stock plus the cash received over your adjusted tax basis in the shares, or (2) the amount of cash received in the Reverse/Forward Stock Split. In determining whether you meet either test, you must take into account as shares you own both shares of Company Common Stock that you actually own and constructively own (i.e., shares owned by certain individuals or entities related to you) before and after the Reverse/Forward Stock Split. Your aggregate adjusted tax basis in your shares of Company Common Stock held immediately after the Reverse/Forward Stock Split will be equal to your aggregate adjusted tax basis in your shares of Company Common Stock held immediately prior to the Reverse/Forward Stock Split, increased by any gain recognized in the Reverse/Forward Stock Split, and decreased by the amount of cash received in the Reverse/Forward Stock Split.

Any gain recognized in the Reverse/Forward Stock Split will be treated, for federal income tax purposes, as long-term capital gain (assuming that your receipt of cash either (i) is “not essentially equivalent to a dividend” with respect to you, or (ii) is a “substantially disproportionate redemption of stock” with respect to you) provided that you have held your shares for more than one (1) year. If you acquired shares redeemed in the Reverse/Forward Stock Split at different times, you will be required to compute such gain and determine whether such gain is long-term or not, separately with respect to each such acquisition of shares.

In applying these tests, you may be able to take into account sales of shares of Company Common Stock that occur substantially contemporaneously with the Reverse/Forward Stock Split. If your gain is not treated as capital gain under any of these tests, the gain will be treated as ordinary dividend income to you to the extent of your ratable share of Company’s undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as a capital gain.

You may be subject to backup withholding on cash received pursuant to the Reverse/Forward Stock Split. Backup withholding will not apply, however, if you provide a correct taxpayer identification number or come within certain exempt categories and otherwise comply with applicable certification requirements. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided that you furnish certain required information to the Internal Revenue Service in a timely manner.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE REVERSE/FORWARD STOCK SPLIT, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

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Interests of Certain Persons

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of shares of Company Common Stock. However, we do not believe that our executive officers or directors have interests in this proposal that are different than or greater than those of any of our other stockholders. The relative ownership percentage of all holders of more than 1,000 shares of our Common Stock, including those held by our Executive Chairman of our Board, Mark Schwarz, will increase proportionately as a result of the Reverse/Forward Stock Split.

Reservation of Rights

We reserve the right to abandon the Reverse/Forward Stock Split without further action by our stockholders at any time before the filing of the necessary amendments to our Amended and Restated Articles of Incorporation with the Delaware Secretary of State, even if the Reverse/Forward Stock Split has been authorized by our stockholders at the Annual Meeting, and by voting in favor of the Reverse/Forward Stock Split, you are expressly also authorizing us to determine not to proceed with the Reverse/Forward Stock Split if our Board should so decide. Our Board is further authorized to determine when to file the necessary amendments to our Amended and Restated Articles of Incorporation with the Delaware Secretary of State at any time on or before the 12-month anniversary of stockholder approval thereof.

No Appraisal Rights

Stockholders do not have appraisal rights under Delaware state law or under our Amended and Restated Articles of Incorporation or bylaws in connection with the Reverse/Forward Stock Split.

Vote Required

The amendments to our Amended and Restated Articles of Incorporation contained in Proposal No. 3 requires the approval of holders of a majority of the Company’s issued and outstanding shares of Common Stock.

The Board recommends a vote FOR approval of the Reverse/ Forward Stock Split Proposal and the corresponding Amendments of the Amended and Restated Articles of Incorporation.

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Corporate Governance

Board Leadership Structure

Our governing documents provide the Board with flexibility to determine the appropriate leadership structure for the Board and the Company, including whether it is appropriate to separate the roles of our Chairman of the Board and our Chief Executive Officer. In making these determinations, the Board considers numerous factors, including the specific needs and strategic direction of the Company and the size and membership of the Board at the time.

Mark E. Schwarz serves as the Executive Chairman of the Company. In such capacity, he functions as both the chairman of the Board and an executive officer with responsibilities for corporate strategy, capital allocation, and business acquisitions. Mr. Schwarz is presently serving as the Company’s principal executive officer on an interim basis pending the appointment of a new Chief Executive Officer. When appointed, the Chief Executive Officer of the Company is not expected to be a director. The Company does not have a lead independent director. The Board believes that this leadership structure is appropriate because it permits Mr. Schwarz to provide Board leadership independent of operational management, while still providing the Company the benefit of his business and investment expertise. As a result, the Board believes that all directors are able to objectively evaluate the management and operations of the Company. The Board also believes that, as a result of his significant beneficial ownership of Common Stock, Mr. Schwarz’s role as Executive Chairman enhances the focus of the Board on building stockholder value. (See, Security Ownership of Certain Beneficial Owners and Management.)

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings, at which the Board regularly discusses areas of material risk to the Company (including operational, financial, legal and regulatory, strategic, and reputational risks), and at meetings of the Audit Committee. Cybersecurity is an important part of our risk management processes and an area of increasing focus for the Company’s Board of Directors and management, with the Audit Committee responsible for the oversight of risks from cybersecurity threats. The Audit Committee periodically receives updates from our Chief Operating Officer, regarding our cybersecurity threat risk management and mitigation strategies covering topics such as data security posture and potentially material cybersecurity threat risks or incidents, as well as the steps management has taken to respond to such risks. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Director Independence

Annually, as well as in connection with the election or appointment of a new director to the Board, the Board considers the Company’s business and other relationships with each director.  The Board determines whether directors are “independent” using Nasdaq’s listing standards, and  the Board has determined that all incumbent directors except Mr. Schwarz are independent using those standards.

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Meetings and Committees of the Board of Directors

The Board met four times during 2024 and also approved various matters by unanimous written consent. Each of the directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board, and (b) the total number of meetings of all committees of the Board on which they served. The Company has no policy with respect to directors attending the Annual Meeting of Stockholders. Messrs. Schwarz and Dvorak were the only incumbent directors present at the Company’s 2024 Annual Meeting of Stockholders.

The Board currently has a separately-designated Audit Committee, Compensation and Nominating Committee. The Audit Committee met six times during the fiscal year ended December 31, 2024. The Compensation Committee met one time during fiscal 2023 and also approved various matters by unanimous written consent. The Nominating Committee met once.

Audit Committee

The Audit Committee, among other things, meets with our independent registered public accounting firm and management representatives, recommends to the Board appointment of an independent registered public accounting firm, approves the scope of audits and other services to be performed by the independent registered public accounting firm, considers whether the performance of any professional services by the independent registered public accounting firm other than services provided in connection with the audit function could impair the independence of the independent registered public accounting firm, and reviews the results of audits and the accounting principles applied in financial reporting and financial and operational controls. The independent registered public accounting firm has unrestricted access to the Audit Committee and vice versa.

The incumbent Audit Committee is comprised of Mark E. Pape (chairman), James A. Dvorak, and Aimee J. Nelson, each of whom is independent using Nasdaq independence standards for audit committee members. The Board has determined that Mr. Pape qualifies as an “audit committee financial expert,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has adopted a written Charter of the Audit Committee which is available at www.wilhelmina.com/investor-relations/.

Compensation Committee

The Compensation Committee determines policies and procedures relating to compensation, employee stock options and other benefit plans of executive officers and other key employees. Compensation is determined pursuant to discussions and analysis by the Compensation Committee based on factors that may include a review of the individual’s performance, the scope of responsibility for the applicable position, the experience level necessary for the applicable position, certain peer group compensation levels and the performance of the Company. The Executive Chairman makes recommendations to the Compensation Committee regarding the amount and form of compensation for the Company’s executive officers and other key employees and the Compensation Committee takes such recommendations into account in its review.

The Compensation Committee is currently comprised of Mark E. Pape (chairman), Aimee J. Nelson, and James A. Dvorak, each of whom is independent under the listing standards of Nasdaq. The Board has adopted a written Charter of the Compensation Committee, which is available at www.wilhelmina.com/investor-relations.

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Nominating Committee and Director Nomination Process

The Company recently formed a Nominating Committee to oversee nominations for director candidates and appointed Mr. Pape and Mr. Dvorak to serve as its initial members. Its members are charged with identifying prospective candidates to serve as directors, review candidates’ credentials and qualifications, and interview prospective candidates. Recommendations for director nominees may come from a wide variety of sources, including stockholders, business contacts, community leaders, other third-party sources and members of management. The Committee will initially evaluate any such prospective nominee on the basis of his or her resume and other background information that has been made available to the Committee and follow up with the prospective nominee. The Committee does not anticipate that the Company will evaluate nominees differently based on the source of their nomination. While the Committee will consider candidates recommended by stockholders as discussed above, it has not adopted formal procedures to be followed by stockholders for submitting such recommendations.

The Board seeks to attract director nominees of personal integrity whose diversity of business background and experience will represent the interests of all stockholders. There is no specific requirement for minimum qualifications or skills that candidates must possess. Director candidates are evaluated based on a number of qualifications, including their judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy and risk management skills.

The Nominating Committee did not meet in 2024 in light of the Board’s determination to continue with its incumbent members on the director slate for this year’s Annual Meeting.

Board Diversity Matrix

The following table sets forth Board level diversity information based on voluntary self-identification of incumbent directors as of April 22, 2025.

Board Diversity Matrix as of April 22, 2025
Total Number of Directors: 4

	Male	Female	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	1	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	0	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

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Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company at Two Lincoln Centre, 5420 Lyndon B Johnson Freeway, Box #25, Dallas, TX 75240, Attn: Corporate Secretary. The Corporate Secretary reviews all messages received and forwards any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board. The Corporate Secretary has the right, but not the obligation, to forward such other communications to appropriate channels within the Company.

Code of Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that sets forth legal and ethical standards of conduct applicable to all directors, officers and employees of the Company. The Code of Ethics is available on the Company’s website at www.wilhelmina.com/investor-relations/. The Company’s Code of Ethics clearly states the Company’s policy prohibiting the Company’s employees, officers and directors from trading in securities of the Company or any other company while in possession of material non-public information about the Company or other companies, including our suppliers and customers, as well as from communicating such information to others who might trade on the basis of that information. We believe this policy promotes compliance with insider trading laws, rules and regulations, and any listing standards applicable that are applicable to the Company.

Review, Approval, or Ratification of Transactions with Related Persons

The Board reviews all relationships and transactions with the Company in which our directors or executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.  The Board is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction.  In addition, the Audit Committee reviews and approves or ratifies any related party transaction that is required to be disclosed pursuant to SEC.  In the course of its review and approval or ratification of a related party transaction, the Audit Committee considers: (i) the nature of the related person’s interest in the transaction, (ii) the material terms of the transaction, including, without limitation, the amount and type of transaction, (iii) the importance of the transaction to the related person, (iv) the importance of the transaction to the Company, (v) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company, and (vi) any other matters the Audit Committee deems appropriate. Any member of the Board who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction. (See, Related Party Transactions.)

Compensation of Directors

The Company’s current standard compensation arrangement for non-employee directors permits each non-employee director to elect to receive either (a) an annual cash retainer of $28,000, (b) options to purchase 100,000 shares of the Common Stock at the closing price on the date of grant, or (c) a combination of cash retainer and stock options. During fiscal 2024, each non-employee director elected to receive all of his compensation in cash. The Chairmen of the Audit Committee and the Compensation Committee each receive an additional annual cash retainer of $2,500, and each member of the Audit Committee and Compensation Committee receive an additional annual cash retainer of $1,000.

The following table sets forth information concerning the compensation of the non-employee directors of the Company for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Total ($)
James A. Dvorak	29,500	29,500
Mark E. Pape	29,500	32,500
Aimee J. Nelson	29,500	29,500

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EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s current executive officers.

Name	Age	Positions with the Company
Mark E. Schwarz	64	Director and Executive Chairman (principal executive officer)
Gaurav Pahwa	40	Chief Financial Officer; Chief Operating Officer (principal financial officer)

Mark E. Schwarz

For information on Mr. Schwarz, see “Proposal No. 1 -Election of Directors – Nominees for Election to the Board.”

Gaurav Pahwa

Mr. Pahwa was appointed Chief Financial Officer of the Company in April of 2024. Prior to this appointment he served as the Chief Financial Officer and Chief Operating Officer of New York Models as well as for LA Models since 2011. In these roles, he was responsible for spearheading the formation of a top-performing team, employing lean sigma methodologies to boost employee engagement and streamline back-office operations. He oversaw a team of 89 employees across California and New York and managed human resources. He also successfully implemented two ERP systems within budget and on schedule, while transitioning IT infrastructure to a cloud-based ecosystem. With a keen eye for financial oversight, he collaborated with independent CPA firms to review financial statements and directed internal audits to enhance controls. Furthermore, he handled all aspects of contract review and approval, both domestically and internationally. Mr. Pahwa received his Bachelors Degree in Accounting from the City University of New York, and holds several certifications in public accounting, fraud examination, as well human resources. On February 18, 2025, the Company appointed Mr. Pahwa to serve, in addition, as the Company’s Chief Operating Officer. This additional role did not result in any change in the compensation paid to Mr. Pahwa under his employment letter.

Summary Compensation Table

The following table summarizes the compensation earned during the fiscal years ended December 31, 2024, and 2023, by each person who served as an executive officer of the Company at any time during fiscal 2024 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Total ($)
Mark E. Schwarz	2024	150,000	–	150,000
Executive Chairman	2023	150,000	–	150,000
Gaurav Pahwa[1]	2024	213,654	--	213,654
Chief Financial Officer	2023	--	--	--
James McCarthy[2]	2024	179,042	--	179,042
Chief Financial Officer	2023	325,000	--	325,000

[1]	Mr. Pahwa was appointed as Chief Financial Officer, effective April 15, 2024.
[2]	Mr. McCarthy resigned as Chief Financial Officer, effective April 15, 2024. Salary for 2024 includes severance in the amount of $81,250.

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Employment Agreements

The Company has entered into an employment letter agreement with Mr. Pahwa (the “Agreement”) confirming his employment as Chief Financial Officer of the Company. The Agreement provides for at-will employment with an annual base salary of $300,000. The Agreement also provides for a discretionary annual cash bonus targeted at 30% of base salary. Mr. Pahwa will also be entitled to other typical benefits generally available to senior executives of the Company. In the event Mr. Pahwa’s employment with the Company is terminated without cause, he will be entitled to receive 60 days of base salary. Pursuant to the employment letter, Mr. Pahwa is restricted from competing with the Company for a period of one year from the date of termination and is subject to certain covenants of confidentiality and non-solicitation. On February 18, 2025, the Company appointed Mr. Pahwa to serve, in addition, as the Company’s Chief Operating Officer.

Except as described above, the Company has no plans or arrangements that provide for payment to any Named Executive Officer in connection with the resignation, retirement, or other termination of such Named Executive Officer or a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain information regarding equity awards held by the Named Executive Officers as of December 31, 2024, consisting solely of unexercised stock options.

	Number of Securities		Option
	Underlying Unexercised Options[1]		Exercise	Option
	Exercisable (#)	Unexercisable (#)	Price ($)	Expiration Date
Mark E. Schwarz	–	–	–	–
Gaurav Pahwa	–	–	–	–

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers[2] ($)	Average Compensation Actually Paid to Non-PEO Name Executive Officers ($)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return ($)	Net Income (in thousands) ($)
2024	150,000	150,000	392,696	392,696	75.70	614
2023	150,000	150,000	355,000	355,000	87.85	433
2022	150,000	150,000	365,000	355,000	75.48	3,529
2021	123,750	123,750	632,250	365,000	112.00	4,518

(1)	In fiscal years 2021-2024 our principal executive officer was Mark E. Schwarz
(2)	In fiscal years 2021-2023 our sole named executive officer other than our principal executive officer was, our principal financial officer. Mr. McCarthy. In fiscal year 2024, James A. McCarthy served as principal financial officer until April 15, 2024, after which Mr. Gaurav Pahwa served for the remainder of 2024 in that position. Compensation paid in 2024 includes severance in the amount of $81,250 paid to Mr. McCarthy.

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INDEPENDENT AUDITORS

The Audit Committee has selected Bodwell Vasek Wells DeSimone LLP (“BVWD” ) as the independent auditors of the Company for the 2025 fiscal year. A representative of BVWD is expected to be present at the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement.

The following table presents fees for professional services rendered by BVWD for the audit or review of the Company’s consolidated financial statements for the fiscal year ended December 31, 2023 and 2024.

AUDIT FEES FISCAL 2024	AUDIT FEES FISCAL 2023
$210,000	$156,000

Audit Fees. This category represents aggregate fees paid for professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q. The amount represents fees attributable to the fiscal year but actually paid in the following fiscal year.

Pre Approval of Audit Fees. All services to be performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee. Limited amounts of services (other than audit, review or attest services) may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting. All of the services performed by BVWD for the 2023 and 2024 fiscal years, respectively, were pre-approved by the Audit Committee.

23

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is currently composed of three directors and acts under a written charter approved and adopted by the Board. The Audit Committee reviews its charter on an annual basis. Each of the members is independent as defined by all Nasdaq and SEC requirements. The Board annually reviews the relevant definitions of independence for audit committee members and makes an annual determination of the independence of Audit Committee members.

The Board has determined that Mr. Pape is an “audit committee financial expert,” as defined by SEC rules and regulations. This designation does not impose any duty, obligation or liability that is greater than is generally imposed on a member of the Audit Committee and the Board, and designation as an audit committee financial expert does not affect the duty, obligation, or liability of any member of the Audit Committee or the Board.

The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2024. It also discussed with BVWD the matters required to be discussed by Auditing Standard 1301, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from BVWD required by applicable requirements of the PCAOB regarding BVWD’s communications with the Audit Committee concerning independence and the Audit Committee discussed with BVWD that firm’s independence.

The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditor, BVWD, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements to generally accepted accounting principles.

Based on the discussions with BVWD concerning the audit, the financial statement review, and other such matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2024, be included in the Company’s 2024 Annual Report on Form 10-K for filing with the SEC.

Submitted to the Board by the undersigned members of the Audit Committee.

Audit Committee

Mark E. Pape (Chairman)
James A. Dvorak
Aimee J. Nelson

24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date, concerning beneficial ownership of the Common Stock of the Company by (a) any person or group known to beneficially own more than 5% of the Common Stock; (b) each current director, nominee, and current executive officer of the Company; and (c) all current directors and current executive officers as a group.

The information provided in the table is based on the Company’s records, information filed with the SEC and other information provided to the Company. The number of shares beneficially owned by each person or group is determined under SEC rules, and the information is not necessarily indicative of ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the person or group has sole or shared voting or investment power and includes any shares that the person or group has the right to acquire within 60 days after the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, (a) all persons have sole voting and investment power (or share such powers with their spouse) with respect to the shares shown as beneficially owned by them, (b) the mailing address for all persons is the same as that of the Company, and (c) the directors and current executive officers have not pledged as security any of the shares beneficially owned by them.

Beneficial Owner	No. of Shares Beneficially Owned	Percent Of Class*
5% Beneficial Owners:
Newcastle Partners, L.P.[1]	2,430,725	49.4
Newcastle Capital Management, L.P.[1]
Newcastle Capital Group, L.L.C.[1]
NCM Services, Inc.[1]
Schwarz 2012 Family Trust[1]
Mark E. Schwarz[1]
Warren G. Lichtenstein[2]	1,580,477	32.1
Waterfield Holdings, LLC / J. Randall Waterfield[3]	270,151	5.5

Directors, Nominees, and Named Executive Officers:
Mark E. Schwarz[1]	2,430,725	49.4
James A. Dvorak	–
Mark E. Pape	–
Aimee J. Nelson	–
Gaurav Pahwa	–

All directors and executive officers (5 Persons)

*	Based on 4,919,844 shares of our common stock issued and outstanding as of the Record Date.
[1]	All shares are held by Newcastle LP. The general partner of Newcastle LP is NCM, the general partner of NCM is Newcastle Capital Group, L.L.C. (“NCG”), the sole member of NCG is NCM Services, Inc. (“NCMS”), the sole stockholder of NCMS is the Schwarz 2012 Family Trust (“Schwarz Trust”) and the sole trustee of the Schwarz Trust is Mark E. Schwarz. Accordingly, each of NCM, NCG, NCMS, the Schwarz Trust, and Mr. Schwarz may be deemed to beneficially own the shares of Common Stock directly owned by Newcastle LP. Each of NCM, NCG, NCM Services, the Schwarz Trust, and Mr. Schwarz disclaims beneficial ownership of the shares held by Newcastle LP except to the extent of their respective pecuniary interest therein.
[2]	As reported in Schedule 13D/A filed March 27, 2025. The address for Mr. Lichtenstein is c/o Steel Partners, Ltd. 590 Madison Avenue, 32nd Floor, New York, NY 10022.
[3]	As reported in Schedule 13G filed May 20, 2022. Waterfield Holdings, LLC’s address is reported to be 4779 Collins Ave, Suite 4405, Miami Beach, FL 33140.

25

RELATED PARTY TRANSACTIONS

The Company’s corporate headquarters are located in the offices of NCM. Pursuant to a services agreement, NCM provides the Company the use of facilities and equipment, as well as accounting, legal and administrative services, on a month-to-month basis for a fixed fee of $2,500 per month. The Company paid $30,000 to NCM in each of fiscal 2024 and 2023 pursuant to the services agreement. Mr. Schwarz is the Chairman, Chief Executive Officer, and Portfolio Manager of NCM, which is the general partner of Newcastle LP.

STOCKHOLDER PROPOSALS

If a stockholder wishes to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2026 Annual Meeting of Stockholders, the proposal must be received in proper form at the Company’s principal executive offices on or before December 29, 2024, in order to have the proposal included in the proxy materials of the Company for such meeting. If a stockholder wishes to submit a proposal at the 2026 Annual Meeting of Stockholders outside the processes of Rule 14a-8 promulgated under the Exchange Act, the stockholder must notify the Company in writing of such proposal on or before March 21, 2026, in order to have that proposal considered at such meeting.

To be in proper form, a stockholder’s notice must include information concerning the proposal. A stockholder who wishes to submit a proposal is encouraged to seek independent counsel with regard to the SEC requirements. The Company may exclude any proposal that does not meet the SEC’s requirements for submitting a proposal, and reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices of intention to submit proposals for or at the Company’s 2025 Annual Meeting of Stockholders should be addressed to the Company at Two Lincoln Centre, 5420 Lyndon B Johnson Freeway, Box #25, Dallas, TX 75240, Attn: Corporate Secretary.

SECTION 16(a) REPORTS

The Company's executive officers, directors and beneficial owners of more than 10% of the Common Stock are required to file reports of ownership and changes in ownership of the Common Stock with the SEC. Based solely on the Company’s review of the reports that have been filed by or on behalf of such persons and information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 2024, except for the following: Impact Prosperity Partners, LLC, which filed a late Form 3, and a late Form 4 covering 1 transaction; Omni Retail Enterprises, LLC, which filed a late Form 3 and a late Form 4 covering 14 transactions; and Omni Holdings Management, LLC, which filed a late Form 3.

26

Proxy Solicitation

This solicitation of proxies is being made on behalf of the Board and the cost of preparing, assembling and mailing this Proxy Statement is being paid by the Company. In addition to solicitation by mail, Company directors, officers and employees (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies by telephone or other means of communication. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Annual Report

The 2024 Annual Report is being sent with this Proxy Statement to each stockholder. The 2024 Annual Report is also available at www.wilhelmina.com/investor-relations/. However, the 2024 Annual Report is not to be regarded as part of the proxy soliciting materials.

27

Annex A

Text of Reverse Stock Split Amendment

A new Section 4.5 of the Company’s Amended and Restated Articles of Incorporation of the Corporation shall be deleted in its entirety and replaced with the following:

“4.5   Effective as of 5:00 p.m. (Central Standard Time) on the date of filing (the “Effective Time”) of this amendment to the Corporation’s Amended and Restated Articles of Incorporation with the Secretary of State of the State of Delaware, every 1,000 shares of the Corporation’s Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be reclassified, combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”) and without increasing or decreasing the authorized number of shares of Common Stock; provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Split and, in lieu thereof, such holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such holder), shall be entitled to receive cash (without interest) for such holder’s fractional shares in an amount equal to such fraction multiplied by the Fractional Share Value (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of post-Reverse Split Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional shares as described above. The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. As used herein, “Fractional Share Value” shall mean the average of the closing sales prices of the Common Stock on the exchange the Corporation is currently trading for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split).”

A-1

Annex B

Text of Forward Stock Split Amendment

Section 4.5 of the Company’s Amended and Restated Articles of Incorporation of the Corporation shall be deleted in their entirety and replaced with the following:

“4.45  Effective as of 5:01 p.m. (Central Standard Time) on the date of filing (the “Effective Time”) of this amendment to the Corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Missouri, each share of the Corporation’s Common Stock (or fraction thereof) issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be reclassified, changed, and converted (the “Forward Split”) into 1,000 validly issued, fully paid, and non-assessable shares of Common Stock without increasing or decreasing the par value of each share of Common Stock and without increasing or decreasing the authorized number of shares of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of post-Forward Split Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined. The Forward Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.”

B-1

WILHELMINA INTERNATIONAL, INC
ATTN: MARK E. SCHWARZ
TWO LINCOLN CENTRE, 5420 LYNDON B JOHNSON FREEWAY
BOX #25
DALLAS, TX 75240

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73972-P32820 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

WILHELMINA INTERNATIONAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark E. Schwarz
02) Mark E. Pape
03) Aimee J. Nelson
04) James A. Dvorak

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: OTHER BUSINESS: In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report of Stockholders are available at www.proxyvote.com

V73973-P32820

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF WILHELMINA INTERNATIONAL, INC. TO BE HELD JUNE 9, 2025

The undersigned hereby appoints Mark E. Schwarz and Gaurav Pahwa, and either of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes either of them to represent and vote, as designated below, all shares of Common Stock of Wilhelmina International, Inc. held of record by the undersigned as of April 22, 2025, at the Annual Meeting of Stockholders to be held on June 9, 2025, or at any adjournment thereof. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS PROPOSED IN ITEM 1, FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROPOSED IN ITEM 2, AND FOR THE APPROVAL OF THE REVERSE/FORWARD STOCK SPLIT PROPOSAL IN ITEM 3.

Continued and to be signed on reverse side